SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934
                                 (Amendment No. )
Filed by Registrant [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:
[ X ]   Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                     Gabelli Equity Series Funds, Inc.
       ----------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

       ----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]   No fee required
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

(1)     Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------------

(2)     Aggregate number of securities to which transaction applies:

                               1,000,000,000
        ---------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

                                   N/A
        ---------------------------------------------------------------------

(4)     Proposed maximum aggregate value of transaction:

                                   N/A
        ---------------------------------------------------------------------

(5)     Total fee paid:

        ---------------------------------------------------------------------

[  ]    Fee paid previously with preliminary materials.

        ---------------------------------------------------------------------

[  ]    Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:


        ---------------------------------------------------------------------

(2)     Form, Schedule or Registration Statement No.:


        ---------------------------------------------------------------------

(3)     Filing Party:


        ---------------------------------------------------------------------

(4)     Date Filed:


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                     GABELLI EQUITY SERIES FUNDS, INC.
                              ---------------

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on May 18, 1999
                              ---------------

        A Special Meeting of Shareholders of GABELLI EQUITY SERIES FUNDS, INC. (the "Fund") will be held at the Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut 06870, on May 18, 1999, at 10:00 a.m. (eastern standard time), for the following purposes :

1. To consider and act upon Articles of Amendment to the Fund's Charter to permit each series of the Fund to offer additional classes of shares (Proposal 1);
2.      To elect nine (9) Directors of the Fund (Proposal 2);
3. To ratify the selection of Ernst & Young LLP as independent accountants of the Fund for the year ending December 31, 1999 (Proposal 3); and
4. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Directors have fixed the close of business on March 24, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

        YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.


By Order of the Directors



JAMES E. MCKEE
Secretary


April __, 1999


                    INSTRUCTIONS FOR SIGNING PROXY CARDS

        The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

        1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

        2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

        3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.
               For example:

Registration                                         Valid Signature

Corporate Accounts
(1) ABC Corp.  ................................      ABC Corp.
(2) ABC Corp.  ................................      John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer ..................      John Doe
(4) ABC Corp., Profit Sharing Plan ............      John Doe, Trustee

Fund Accounts
(1) ABC Fund   ................................      Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78 ..........................      Jane Doe

Custodial or Estate Accounts
(1)     John B. Smith, Custodian                     John B. Smith
           f/b/o John B. Smith, Jr. UGMA
(2)     John B. Smith                                John B. Smith, Jr.,
                                                     Executor








                     GABELLI EQUITY SERIES FUNDS, INC.
                              ---------------

                      SPECIAL MEETING OF SHAREHOLDERS
                         To be Held on May 18, 1999
                              ---------------


                              PROXY STATEMENT


        This Proxy Statement is furnished in connection with the solicitation on behalf of the board of directors (the "Board of Directors") of Gabelli Equity Series Funds, Inc. (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund to be held on Tuesday, May 18, 1999, at 10:00 a.m. (eastern standard time), at the Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut, and at any adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

        The Fund consists of two series, The Gabelli Small Cap Growth Fund and The Gabelli Equity Income Fund (each, together with any subsequently created series, a "Series").

        In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of State Street Bank & Trust Company, the Fund's transfer agent, and affiliates of State Street Bank & Trust Company or other representatives of the Fund also may solicit proxies by telephone, telegraph or in person. In addition, the Fund expects to retain Georgeson and Company Inc. to assist in the solicitation of proxies for a minimum fee of $3,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Fund's most recent annual report is available upon request, without charge, by writing the Fund at One Corporate Center, Rye, New York, 10580-1434 or calling the Fund at 1-800-422-3554.

        If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted FOR Proposals 1, 2 and 3 listed in the accompanying Notice of Special Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

        If sufficient votes to approve any of the proposed items are not received (and regardless of whether or not a quorum exists at the meeting), the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

        The close of business on March 24, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

        Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were __ shares of common stock of the Fund outstanding.

        To the knowledge of the management of the Fund, no person owns of record or beneficially 5% or more of the shares of the Fund except that, as of March 24, 1999, Charles Schwab & Co. owns approximately __% of the outstanding shares of the Fund on behalf of its client and disclaims beneficial ownership.

        This Proxy Statement is first being mailed to shareholders on or about April __, 1999.

         PROPOSAL 1: TO CONSIDER AND ACT UPON ARTICLES OF AMENDMENT
                TO THE FUND'S CHARTER TO PERMIT EACH SERIES
                   TO OFFER ADDITIONAL CLASSES OF SHARES

        At present, shares of each Series may be purchased and redeemed at net asset value without charge. Approval of Proposal 1 will not diminish the ability of shareholders to purchase and redeem shares at net asset value without charge. Rather, Proposal 1 is designed to permit the Fund to offer additional classes of shares to new investors through additional distribution channels. Mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements targeted to the needs of particular types of investors. Management of the Fund believes that the Fund should be structured to be in a position to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. Management believes that approval of Proposal 1 will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund.

        Over the past year, management of the Fund has examined various distribution alternatives for the Fund. Following this analysis, and based on a review of mutual fund distribution alternatives and discussions with experts in mutual fund marketing, management recommended that the Board of Directors consider obtaining shareholder authorization to convert each Series of the Fund to a multiple-class structure authorized to offer separate sub-series ("classes") of shares in each Series with different distribution and service arrangements. On February 17, 1999, the Board of Directors unanimously approved amendments to the Fund's Articles of Incorporation (the "Charter") that will enable each Series of the Fund to offer additional classes of shares. The Board of Directors also approved the adoption of a plan on behalf of each Series pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to which each Series may issue multiple classes of shares with varying distribution and service arrangements.

        Management of the Fund believes that the Fund and each Series may benefit by having the flexibility to offer multiple classes of shares within each Series and targeting niches within the load and no-load product markets. Moreover, management believes that by having the flexibility to offer multiple classes of shares, the Fund will be able to offer a wider variety of exchange options between the Fund and other funds managed by Gabelli Funds, LLC (the "Adviser") or an affiliate, at net asset value, thereby increasing shareholders' investment flexibility. To the extent multiple classes are implemented for a Series and such Series raises additional assets, use of the multiple class system would likely result in some reduction in annual expenses per share for that Series.

        If Proposal 1 is approved, each Series will continue to offer its existing class of shares as a no-load class with a continuing service fee and the Fund will be in a position to begin offering (although it may decide not to do so) one or more of the following new classes of shares within each Series: Class A Shares subject to a front-end sales charge and a continuing Rule 12b-1 distribution fee; Class B Shares subject to a declining contingent deferred sales charge ("CDSC") until held for eighty-four months, a continuing 12b-1 distribution fee and a continuing service fee; and Class C Shares subject to a CDSC until held for twenty-four months, a continuing Rule 12b-1 distribution fee and a service fee. Class B Shares will convert to Class A Shares on the first business day of the eighty-fifth calendar month following the calendar month in which such shares were issued. The existing class of shares of each Series will be redesignated as Class AAA without change in its rights and privileges.

        The proposed amendments to the Fund's Charter will, among other things:

o Enable the Board of Directors to classify and reclassify authorized but unissued shares of each Series of the Fund into multiple classes with different sales charge and distribution financing alternatives;

o Enable the Board of Directors to classify and reclassify authorized but unissued shares of each Series of the Fund into multiple classes and, in connection therewith, to permit the Board to provide for the automatic conversion of one or more classes of each Series into another class of that Series upon terms and conditions established by the Board from time to time pursuant to the Charter and set forth in the Fund's current registration statement at the time of purchase;

o Permit the Board of Directors in the future to reclassify shares of authorized but unissued stock into additional series and classes as they deem appropriate and in the best interest of the Fund and its shareholders;

        A copy of the proposed amendments to the Fund's Charter is set forth in Exhibit A.

Required Vote

        Approval of Proposal 1 requires the affirmative vote of a majority of the shares of the Fund outstanding as of the record date.

        THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED"
DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL
1.


              PROPOSAL 2: TO ELECT NINE DIRECTORS OF THE FUND

        At the Meeting, nine Directors of the Fund are to be elected to hold office until their successors are elected and qualified. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the Directors of the Fund has served in that capacity since the organizational meeting of the Fund, with the exception of John D. Gabelli, who was appointed as a Director of the Fund on March __, 1999. The address of each of the Directors is One Corporate Center, Rye, New York 10580.

                                                                 Number and
                                                                 Percentage
                                                                 of Shares
                                                                Beneficially
                                 Position with the Fund        Owned** Directly
Name (Age)                      and Principal Occupation       or Indirectly
Position                         During Past Five Years         on __, 1999
------------------------  ----------------------------------- -----------------

Mario J. Gabelli*  (56)   Chairman of the Board and President       _______***
President, Director and   of the Fund since 1993; Chairman
Chief Investment Officer  of the Board and Chief Executive
                          Officer of Gabelli Asset Management,
                          Inc. and Chief Investment Officer
                          of the Adviser, Gabelli Asset
                          Management Inc. and GAMCO Investors,
                          Inc.; Chairman of the Board and
                          Chief Executive Officer of
                          Lynch Corporation, a diversified
                          manufacturing and communications
                          services company, and Director of
                          East/West Communications, Inc.
                          (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)
                          (11)(12)(15)

Felix J. Christiana (73)  Formerly Senior Vice President of         _______***
Director                  Dollar Dry Dock Savings Bank.
                          (1)(2)(3)(4)(5)(8)(10)(13)(15)

Anthony J. Colavita (64)  President and Attorney at Law in the      _______***
Director                  law firm of Anthony J. Colavita,
                          P.C. since 1961. (1)(2)(3)(4)(5)
                          (6)(7)(8)(9)(11)(12)(13)(14)


Vincent D. Enright (56)   Former Senior Vice President and          _______***
Director                  Chief Financial Officer of
                          KeySpan Energy Corporation.
                          (5)(6)(7)

John D. Gabelli (54)      Senior Vice President of Gabelli &        _______***
Director                  Company, Inc.; Director of Gabelli
                          Advisers, Inc. (5)(8)

Robert J. Morrissey (58)  Partner in the law firm of Morrissey      _______***
Director                  & Hawkins.  (3)(5)

Karl Otto Pohl* (69)      Member of the Shareholders Committee
Director                  of Sal Oppenheim Jr. and Cie.
                          (private investment bank);
                          Former President of the Deutsche
                          Bundesbank (Germany's Central Bank)
                          and Chairman of its Central
                          Bank Council (1980-1991); Currently
                          board member of Gabelli Asset
                          Management Inc., Zurich Verischerungs-
                          Gesellshaft (insurance),
                          TrizecHahn Corp. and the
                          International Council for JP Morgan
                          & Co. (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)
                          (11)(12)(13)

Anthony R. Pustorino,     Professor of Accounting at Pace           _______***
CPA (72)                  University (1965 - present).
Director                  Formerly President, consultant, and
                          shareholder, Pustorino Puglisi &
                          Co., certified public
                          accountants (1961 - 1989).
                          (1)(2)(3)(4)(5)(10)(11)(13)(15)

Anthonie C.               Managing Director of Balmac               _______***
van Ekris (63)            International Ltd.; Director of
Director                  Stahal Hardmayer A.Z.
                          and Spinnaker Industries, Inc.
                          (1)(2)(4)(5)(6)(8)(9)(11)(12)(13)

--------------------


* "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is an "interested person" of each fund as a result of his employment as an officer of the fund and the Adviser. Mr. Gabelli is a registered representative of an affiliated broker-dealer. Mr. Pohl is a director of Gabelli Asset Management Inc., the indirect parent company of the Adviser.

**      For this purpose "beneficial ownership" is defined under Section
13(d) of the Securities Exchange Act of 1934, as amended. The information as to beneficial ownership is based upon information furnished to the Equity Trust by the Directors.

***     Less than 1%.


(1)  Trustee of The Gabelli Asset Fund.    (9)  Director of Gabelli Gold Fund,
(2)  Trustee of The Gabelli Growth Fund.        Inc.
(3)  Director of The Gabelli Value Fund    (10) Director of The Gabelli Global
     Inc.                                       Multimedia Trust Inc.
(4)  Director of The Gabelli Convertible   (11) Director of Gabelli Capital
     Securities Fund, Inc.                      Series Funds, Inc.
(5)  Director of Gabelli Equity Series     (12) Director of Gabelli
     Funds, Inc.                                International Growth Fund, Inc.
(6)  Trustee of The Gabelli Money Market   (13) Director of the Treasurer's
     Funds                                      Fund,Inc.
(7)  Director of Gabelli Investor Funds,   (14) Trustee of the Gabelli Westwood
     Inc.                                       Funds
(8)  Director of Gabelli Global            (15) Director of The Gabelli Equity
     Series Funds, Inc.                         Trust Inc.


               The Fund pays each Director not affiliated with the Adviser or its affiliates, a fee of $1,500 per year plus $500 per meeting attended in person and by telephone, together with the Director's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Fund to such Directors during the fiscal year ended December 31, 1998, amounted to $17,500. Committee members receive $500 per meeting.

               During the year ended December 31, 1998, the Directors of the Fund met five times. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member. Messrs. Christiana, Colavita and Roeder serve on the Fund's Audit Committee and these Directors are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Fund. During the fiscal year ended December 31, 1998, the Audit Committee met two times.

               The Directors serving on the Fund's Nominating Committee are Messrs. Colavita (Chairman) and Christiana. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 1998. The Fund does not have a standing compensation committee.

               The following table sets forth certain information regarding the compensation of the Fund's Directors. Each officer of the Fund is also employed by the Adviser and receives no additional compensation or expense reimbursement from the Fund.



                             Compensation Table
                for the Fiscal Year Ended December 31, 1998
                -------------------------------------------

                                                   Total Compensation from
                                    Aggregate          the Fund and
Name of Person and                  Compensation       Fund Complex
Position                          from the Fund       Paid to Directors*
------------------------          --------------  ------------------------


Mario J. Gabelli                              $0                  $0(0)
President, Director and
Chief Investment Officer

John D. Gabelli                               $0                  $0(0)
Director

Felix J. Christiana                      $10,000             $88,500(9)
Director

Anthony J. Colavita                      $10,000            $82,000(13)
Director

Vincent D. Enright                       $10,000              18,000(3)
Director

Robert J. Morrissey                       $9,000              24,500(2)
Director

Karl Otto Pohl                           $10,000           $102,466(15)
Director

Anthony R. Pustorino                     $10,000            $100,500(9)
Director

Anthonie C. van Ekris                    $10,000            $57,500(10)
Director


---------------


* Represents the total compensation paid to such persons during the calendar year ended December 31, 1998 by investment companies (including the Fund) from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies.

        Bruce N. Alpert, Vice President and Treasurer of the Fund and James
E. McKee, Secretary of the Fund are the only executive officers of the Fund not included in the listing of Directors above. Mr. Alpert is 47 years old and has served as an officer of the Fund since its inception. He currently serves as Vice President and Chief Operating Officer of the Adviser, as an officer of each mutual fund managed by the Adviser and its affiliates. Mr. McKee is 36 years old and has served as Secretary of the Fund since August, 1995. He has served as Vice President, General Counsel and Secretary of Gabelli Asset Management Inc. since February, 1999 and of the Adviser since August, 1995. Mr. McKee also serves as Secretary for each mutual fund managed by the Adviser and its affiliates. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

Required Vote

         The affirmative vote of holders of a plurality of the shares of the Fund present at the Meeting is required to elect each of the Directors named above.

        THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED"
DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL
2.

        PROPOSAL 3: TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS
            INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND
                FOR ITS FISCAL YEAR ENDING DECEMBER 31, 1999

        The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a meeting called for that purpose, has selected the firm of Ernst & Young LLP, 787 Seventh Avenue, New York, New York, 10019 to serve as independent accountants for the Fund's fiscal year ending December 31, 1999. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Ernst & Young LLP has advised the Fund that it is independent with respect to the Fund in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

        Representatives of Ernst & Young LLP will attend the Meeting to answer appropriate questions only if such questions are submitted to the management of the Fund prior to the Meeting.

Required Vote

        Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund present at the Meeting.

        THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

The Investment Adviser

        Gabelli Funds, LLC, a newly-formed New York limited liability company and successor to Gabelli Funds, Inc., acts as investment adviser to the Fund. The business address for the Adviser is One Corporate Center, Rye, New York 10580-1434.

Broker Non-Votes and Abstentions

        The presence at the Meeting, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast at the Meeting is necessary to constitute a quorum for the Meeting. Shareholders of record who are present at the Meeting, in person or by proxy, and those who abstain, including brokers holding shares of record for customers who cause abstentions to be recorded at the Meeting, are considered shareholders who are present and entitled to vote and are counted for purposes of determining if a quorum exists.

        Brokers holding shares of record for customers generally are not entitled to vote on certain matters, such as the Proposal 1, unless they receive voting instructions from their customers. The shares for which brokers have not received voting instructions from the beneficial owner are generally referred to as "uninstructed shares." As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. The Fund will apply the principles set forth below with respect to broker non-votes.

        Quorum Requirements: Broker non-votes will not be counted for purposes of determining whether a quorum exists. The existence of a quorum will be determined based upon the number of shares held by shareholders present in person plus the largest number of shares represented by proxies in which votes have been cast or as to which authority to vote has not be withheld on any proposal. Accordingly, if a broker has exercised discretionary authority with respect to a proposal or has not withheld authority to vote on a proposal, those shares may be counted as votes entitled to be cast at the Meeting for quorum purposes and the number of shares entitled to be voted for quorum purposes will not be reduced by broker non-votes on a different proposal.

        Proposal 1: To be adopted, the Articles of Amendment must receive the affirmative vote of holders of at least a majority of the Fund's outstanding shares voting as a single class, regardless of whether the holders are present in person or by proxy at the Meeting. Uninstructed shares may not be voted on this mater, and abstentions and broker non-votes will have the effect of votes against the Articles of Amendment.

        Proposal 2: Directors are elected by a plurality, and the nine (9) nominees who receive the most votes cast at the Meeting will be elected. Accordingly, abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

        Proposal 3: To be approved, this matter must receive the affirmative vote of the majority of votes cast with respect to this matter at the Meeting. Therefore, abstentions and broker non-votes will not be counted in determining the outcome.

        Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report for the period ended June 30, 1999.

                  OTHER MATTERS TO COME BEFORE THE MEETING

        The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


                           SHAREHOLDER PROPOSALS

        The Fund does not hold regular annual meetings. Any shareholder of the Fund desiring to present a proposal for inclusion in the Fund's proxy statement and proxy relating to the Fund's next meeting of shareholders should submit such proposal to the Fund.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


|X| PLEASE MARK VOTES AS IN THIS EXAMPLE
                                                      For   Against   Abstain
                                                      |_|     |_|       |_|
                       1) To consider and act upon
    GABELLI EQUITY        Articles of Amendment to
    SERIES FUNDS, INC     the Fund's Charter to permit
                          each Series to offer additional
                          classes of shares
                                                    For    Withhold   For all
                                                    All    Authority   Except
                                                    |_|       |_|       |_|
                       2) To elect nine (9) Directors
                          of the Fund: Mario J. Gabelli,
                          Felix J. Christiana, Anthony J.
                          Colavita, Vincent D. Enright,
                          John D. Gabelli, Robert J.
                          Morrissey, Karl Otto Pohl,
                          Anthony R. Pustorino and
                          Anthonie C. van Ekris; and

                    Note:  If you do not wish your shares voted "For" a
                    a particular nominee(s), mark the "For All Except"
                    box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s)
                                                      For   Against   Abstain
                                                      |_|     |_|       |_|
                       3) To ratify the selection of
                          Ernst & Young LLP as the
                          independent accountants of
                          the Fund for the year ending
                          December 31, 1999; and
                                                      For   Against   Abstain
                                                      |_|     |_|       |_|
                    4)    To transact such other business
                          as may properly come before the
                          Meeting or any adjournment thereof.


                           |-------------------------|
Please be sure to sign and |    Date                 |
date this                  |                         |
Proxy.                     |                         |
-----------------------------------------------------|
                                                     |
                                                     |
Shareholder sign here           Co-owner sign here   |
-----------------------------------------------------|
                                        Mark box at right if comments |_|
                                        or address changes have been noted
                                           on the reverse side of this card.

DETACH CARD


                     GABELLI EQUITY SERIES FUNDS, INC.


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. The enclosed proxy materials discuss the proposals in detail.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders, May 18, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Gabelli Equity Series Funds, Inc.


                     Gabelli Equity Series Funds, Inc.
             This proxy is solicited on behalf of the Directors


The undersigned hereby appoints Mario J. Gabelli, Bruce N. Alpert, and James E. McKee, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Gabelli Equity Series Funds, Inc. (the "Fund") which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut 06870, on May 18, 1999 at 10:00 a.m. (eastern standard time), and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein, in their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present, and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made as to any Proposal, this proxy will be voted FOR the Proposal. Please refer to the Proxy Statement for a discussion of each of the Proposals.


-----------------------------------------------------------------------------
      PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign this proxy exactly as your name appears on the books of the
Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or here title.
-----------------------------------------------------------------------------




HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


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